UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

September 26, 2005

Date of Report

(Date of earliest event reported)

ICOS CORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-19171	91-1463450
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

22021 20th Avenue SE, Bothell, WA 98021

(Address of principal executive offices, including Zip Code)

(425) 485-1900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 1.01	Amendment of a Material Definitive Agreement.

As described below under Item 8.01, on September 27, 2005, ICOS Corporation, a Delaware corporation (“ICOS Delaware”) merged with and into its wholly owned subsidiary, ICOS Washington Corporation, a Washington corporation (“ICOS Washington”), for the purpose of changing ICOS Delaware’s state of incorporation from Delaware to Washington (the “Reincorporation”). On September 26, 2005, in anticipation of the Reincorporation, ICOS Delaware entered into Amendment No. 1 (the “Amendment”) to the Rights Agreement, dated August 9, 2002 (the “Rights Agreement”), between ICOS Delaware and Mellon Investor Services LLC. ICOS Washington is also a party to the Amendment, which confirms that, as of the effective time of the Reincorporation, ICOS Washington will succeed to all the rights and obligations of ICOS Delaware under the Rights Agreement, and makes conforming changes in the Rights Agreement to reflect ICOS Washington as the successor company.

In addition (and also in anticipation of the Reincorporation), on September 26, 2005, ICOS Delaware and ICOS Washington entered into a Supplemental Indenture to the Indenture, dated June 20, 2003, between ICOS Delaware and Wells Fargo Bank, National Association, as Trustee (the “Original Indenture”) for ICOS Delaware’s outstanding 2% Convertible Subordinated Notes due July 1, 2023 (the “Notes”). The Supplemental Indenture provides that, as of the effective time of the Reincorporation, ICOS Washington will assume all of ICOS Delaware’s obligations under and pursuant to the Original Indenture and the Notes.

Item 3.03	Material Modification to Rights of Security Holders.

As described below under Item 8.01, on September 27, 2005, ICOS Delaware merged with and into its wholly owned subsidiary, ICOS Washington, for the purpose of changing ICOS Delaware’s state of incorporation from Delaware to Washington. At the effective time of the Reincorporation, each outstanding share of ICOS Delaware common stock, par value $0.01 per share (together with the rights associated with such share to purchase shares of ICOS Delaware Series A Junior Participating Preferred Stock pursuant to the Rights Agreement), was automatically converted into one share of ICOS Washington common stock, par value $0.01 per share (together with an associated right to purchase shares of ICOS Washington Series A Junior Participating Preferred Stock) pursuant to the Rights Agreement, as amended.

As described in Item 1.01 above, in connection with the Reincorporation, ICOS Washington has assumed all of ICOS Delaware’s obligations under and pursuant to the Original Indenture and the Notes. As a result, the Notes are convertible, at the option of the holder, into ICOS Washington common stock at a conversion price of $61.50 per share, subject to adjustment in certain circumstances.

Each outstanding certificate representing shares of ICOS Delaware (and related share purchase rights) will continue to represent the same number of shares of ICOS Washington (and related share purchase rights). ICOS Delaware stockholders will not need to exchange their existing stock certificates. Following the Reincorporation, the constituent instruments defining the rights of holders of the registrant’s common stock are the Restated Articles of Incorporation and the Amended and Restated Bylaws of ICOS Washington, which are filed as exhibits to this Current Report on Form 8-K. As a result of the Reincorporation, the rights of the registrant’s shareholders generally will be determined under Washington corporate law.

Item 8.01.	Other Events.

On September 27, 2005, ICOS Delaware merged with and into ICOS Washington (the “Merger”) for the purpose of changing its state of incorporation from Delaware to Washington. ICOS Washington was the surviving corporation of the Merger. The Merger was accomplished pursuant to an Agreement and Plan of Merger, dated July 22, 2005, between ICOS Delaware and ICOS Washington (the “Merger Agreement”), which was approved by the stockholders of ICOS Delaware at their annual meeting on May 4, 2005, and by written consent of the sole shareholder of ICOS Washington on July 22, 2005.

In connection with the Merger and pursuant to the Merger Agreement: (i) each outstanding share of ICOS Delaware common stock (and related share purchase rights) was automatically converted into one share of ICOS Washington common stock (and related share purchase rights), with the result that ICOS Washington is now the publicly held corporation and ICOS Delaware has been merged out of existence by operation of law; (ii) each outstanding and unexercised option or other right to purchase a security convertible into ICOS Delaware shares was converted into or became an equivalent option or right to purchase a security convertible into ICOS Washington shares, on the same terms and conditions; (iii) ICOS Washington assumed all of ICOS Delaware’s obligations under and pursuant to the Indenture and the Notes; (iv) each outstanding Note became an obligation of ICOS Washington and is convertible into shares of ICOS Washington common stock on the basis of one share of ICOS Washington common stock for each share of ICOS Delaware common stock issuable upon conversion of any such Note, on the same terms and conditions as set forth in the Indenture and the Note, and at a conversion price equal to the conversion price applicable to such Note at the effective time of the Merger; (v) the Articles of Incorporation and Bylaws of ICOS Washington that were in effect immediately prior to the effective time of the Merger remained the Articles of Incorporation and Bylaws of the surviving corporation after the Merger; and (vi) the directors and officers of ICOS Delaware who were in office immediately prior to the effective time of the Merger became the directors and officers of ICOS Washington following the Merger. ICOS Washington changed its name to ICOS Corporation immediately after the effective time of the Merger.

ICOS Washington’s common stock will be traded on the NASDAQ National Market under the same symbol, ICOS.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

2.1	Agreement and Plan of Merger, dated July 22, 2005, by and between ICOS Corporation, a Delaware corporation, and ICOS Washington Corporation, a Washington corporation

3.1	Restated Articles of Incorporation of ICOS Corporation, a Washington corporation

3.2	Amended and Restated Bylaws of ICOS Corporation, a Washington corporation

4.1	Form of Common Stock Certificate of ICOS Corporation, a Washington corporation

4.2	Supplemental Indenture, dated as of September 26, 2005, among ICOS Corporation, ICOS Washington Corporation and Wells Fargo Bank, National Association, as Trustee, for 2% Convertible Subordinated Notes, due July 1, 2023

10.1	Amendment No. 1, dated September 26, 2005, to Rights Agreement among ICOS Corporation, ICOS Washington Corporation and Mellon Investor Services LLC, as Rights Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICOS CORPORATION

Date: September 27, 2005	By:	/s/ Michael A. Stein
	Name:	Michael A. Stein
	Its:	Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated July 22, 2005, by and between ICOS Corporation, a Delaware corporation, and ICOS Washington Corporation, a Washington corporation

3.1	Restated Articles of Incorporation of ICOS Corporation, a Washington corporation

3.2	Amended and Restated Bylaws of ICOS Corporation, a Washington corporation

4.1	Form of Common Stock Certificate of ICOS Corporation, a Washington corporation

4.2	Supplemental Indenture, dated as of September 26, 2005, among ICOS Corporation, ICOS Washington Corporation and Wells Fargo Bank, National Association, as Trustee, for 2% Convertible Subordinated Notes, due July 1, 2023

10.1	Amendment No. 1, dated September 26, 2005, to Rights Agreement among ICOS Corporation , ICOS Washington Corporation and Mellon Investor Services LLC, as Rights Agent